BALANCE SHEETS (Parenthetical) - PELICAN ACQUISITION CORPORATION - $ / shares	Jan. 31, 2026	Jan. 31, 2025
Common stock, par value	$ 0.0001	$ 0.0001
Common stock, shares authorized	500,000,000	500,000,000
Common stock, shares issued	3,373,750	3,075,000
Common stock, shares outstanding	3,373,750	3,075,000
Ordinary Shares [Member]
Odinary shares subject to possible redemption	8,625,000	0
Ordinary shares subject to possible redemption, per share	$ 10.27	$ 0